Exhibit (a)(1)(D)

ELECTION FORMS

Election Form and Instructions

UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

ELECTION FORM

Before submitting this Election Form, please make sure you have received, read and understand the documents that make up this offer, including: (1) the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”); (2) the letter from Peter Blackmore dated September 4, 2008; (3) this Election Form, including the instructions that follow; and (4) the Withdrawal Form.  The offer is subject to the terms of these documents and expires at 9:00 p.m., Pacific Time, on October 1, 2008, unless extended.

Your eligible options are identified in a listing sent separately to you at work (or, if you work in the U.S., by mail to your home address of record with the Company).  If you have not received a listing by September 9, 2008, contact us immediately by e-mail at equity.information@utstar.com.

Please check the appropriate box:

☐	Yes, I wish to participate in the offer as to ALL of my eligible options.

OR

☐	Yes, I wish to participate in the offer but only as to my eligible options listed below:

Grant Number(s):	Grant Date(s):

(attach additional sheet(s) if necessary)

BY PARTICIPATING, I AGREE TO ALL TERMS OF THE OFFER AS SET FORTH IN THE OFFER DOCUMENTS.

Employee Signature	Date

Employee Name (please print)	Employee ID Number

Legal Name, if different (please print)	E-mail Address

THIS ELECTION FORM, WHETHER SUMBITTED ON-LINE OR BY E-MAIL,

FAX OR HAND DELIVERY, MUST BE RECEIVED NO LATER THAN

9:00 P.M., PACIFIC TIME, ON OCTOBER 1, 2008.

INTEROFFICE, U.S. MAIL OR OTHER POST, AND OVERNIGHT DELIVERY SERVICE (SUCH AS FEDERAL EXPRESS) ARE NOT PERMITTED.

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UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ELECTION FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.             Participation in this Offer.

You may exchange outstanding options granted to you by UTStarcom prior to July 15, 2006 under our 1997 Stock Plan with an exercise price greater than or equal to $6.00 per share for a lesser number of new options that will have an exercise price equal to the closing price on the day this offer expires, which is expected to be October 1, 2008.  The number of new options you receive depends upon the number and exercise price of the eligible options submitted for exchange, as described in Section 3 of the Offer to Exchange.  Your new options will be subject to the terms and conditions, including the vesting schedule, described in Section 10 of the Offer to Exchange. Vesting on any date is subject to your continued service to UTStarcom or one of its subsidiaries through each relevant vesting date.  You will give up your rights to your current options that are exchanged for new options.

2.             Delivery of the Election Form.

If you choose to participate in the offer, you must deliver to UTStarcom a properly completed Election Form before 9:00 p.m., Pacific Time, on October 1, 2008 in one of the following ways:

•                  Using the on-line Election Form at http://intranet.utstar.com/Legal/Option_Exchange/; or

•                  Printing out an Election Form, completing it and delivering it to us via:

•                  E-mail to equity.information@utstar.com (attaching a PDF or similar imaged document file of your Election Form);

•                  Fax to +1.510.749.1189; or

•                  If you work in Hangzhou or Shenzhen, hand delivery to Human Resources to the attention of Nellie Zhang in Hangzhou or the attention of Linda Huang in Shenzhen.

Only Election Forms that are properly completed and actually received by the deadline will be accepted. The delivery of the Election Form and any other required documents is at your risk.  Delivery will be deemed made only when actually received by UTStarcom.  In all cases, you should allow sufficient time to ensure timely delivery.  We intend to confirm the receipt of your Election Form by e-mail within two (2) U.S. business days.  If you have not received such an e-mail confirmation, it is your responsibility to ensure that your Election Form has been received.  Election forms submitted by any other means than those set forth above, including interoffice or U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted.

Our receipt of your Election Form is not by itself an acceptance of your options for exchange. For purposes of the offer, we will be deemed to have accepted options for exchange that are validly submitted and not properly withdrawn as of when we give oral or written notice to the option holders generally of our acceptance for exchange of such options, which notice may be made by press release, e-mail or other method of communication.  UTStarcom will not accept any alternative, conditional or contingent submission of options for exchange. Although it is our intent to send you an e-mail confirmation of receipt of this Election Form, by completing and submitting this Election Form, you waive any right to receive any notice except as provided for in the Offer to Exchange. Any confirmation of receipt sent to you will merely be a notification that we have received your Election Form and will not mean that your options have been accepted for exchange.

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3.             Selecting Eligible Options.

You may select which eligible options you wish to exchange on a grant by grant basis.  If you want to exchange options covered by a particular grant, you must submit for exchange all the options covered by that grant.   If you already have exercised a portion of an eligible option, your election will apply to the portion that remains outstanding and unexercised. However, if an eligible option is subject to a domestic relations order (or comparable legal document as the result of the end of a marriage), only the portion (and it must be the entire portion) beneficially owned by the eligible employee may be submitted for exchange.

4.             Changing Your Mind: Withdrawal and Later Elections.

You can later choose not to exchange some or all of the options you previously selected for exchange at any time before 9:00 p.m., Pacific Time, on October 1, 2008, or any later expiration date if UTStarcom extends the offer beyond that time.  In addition, although UTStarcom currently intends to accept your validly submitted options for exchange promptly after the expiration of the offer, if we have not accepted your options by 9:00 p.m., Pacific Time, on October 30, 2008, you may withdraw submitted options at any time thereafter.

To withdraw some or all of your options previously submitted for exchange you must properly submit a Withdrawal Form as specified in the instructions to the Withdrawal Form.  If you again change your mind and wish to exchange some or all of your eligible options, you must properly submit another Election Form before the expiration date. You will be bound by the last properly submitted Election Form or Withdrawal Form we receive prior to the expiration date.

5.             Signatures on this Election Form.

Election forms submitted via e-mail, fax or hand delivery must be signed by the employee holding the options or another person with the legal authority to act on behalf of the employee.  If this Election Form is signed by the employee, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this Election Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to UTStarcom of the authority of that person to act in that capacity must be submitted with this Election Form.

6.             Other Information on this Election Form.

In addition to signing this Election Form, you must print your name, legal name (if different than the name you use), date, department in which you work and your current e-mail address.

7.             Requests for Assistance or Copies.

Any questions and any requests for copies of the Offer to Exchange or other forms may be directed by e-mail to equity.information@utstar.com.  Copies will be furnished promptly at UTStarcom’s expense.

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8.             Irregularities.

We will determine, in our discretion, whether options have been validly submitted for exchange in this offer, including the time of receipt of election and Withdrawal Forms.  Our determination will be final and binding on all parties.  We reserve the right to reject any Election Form that we determine is not in appropriate form or any options submitted for exchange that we determine are unlawful to accept. We will accept for exchange all validly submitted options that are not subsequently and validly withdrawn.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any submission of any particular options or for any particular option holder, provided that if we grant any such waiver it will be granted with respect to all option holders and options submitted for exchange. No options will be deemed to have been properly submitted for exchange until all defects or irregularities have been cured by the employee or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the expiration of the offering period, subject only to an extension that we may grant in our discretion.

9.             Additional Documents to Read.

In addition to the documents making up this offer, you should be sure to read the other documents referenced in the Offer to Exchange before deciding to participate in this offer.

10.          Important Tax Information.

If you are subject to taxation in the United States, you should refer to Section 15 of the Offer to Exchange, which contains important tax information. If you are subject to taxation or social insurance contributions in China, Hong Kong, India, Japan or Korea, you should refer to Schedules C through G of the Offer to Exchange, as applicable, which contain important tax and social insurance information. We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

11.          Data Privacy Notice

To administer this offer, we must collect, use and transfer certain information regarding you and your eligible options, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in UTStarcom, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor. Further, we may have to pass that information on to third parties who are assisting with the offer. By submitting an Election Form or a Withdrawal Form, you explicitly and unambiguously agree to such collection, use and transfer, in electronic or other form, of your personal data by us and the third parties assisting us with the offer, for the exclusive purpose of implementing, administering, and managing your participation in this offer. By submitting an Election Form or a Withdrawal Form, you also acknowledge and agree that:

•	the parties receiving this data may be located outside of your country, and the recipient’s country may have different data privacy laws and protections than your country;

•	the data will be held only as long as necessary to implement, administer and manage the program;

•	you can request from us a list with the names and addresses of any potential recipients;

•	you can request additional information about how the data is stored and processed; and

•	you can request that the data be amended if it is incorrect.

If you are an option holder in certain foreign jurisdictions, you can withdraw your consent to the collection, use and transfer of your data by contacting us. However, if you withdraw your consent, it may affect your ability to participate in this offer. Please contact us if you have any questions.

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 On-line Election Form and Instructions

UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ON-LINE ELECTION FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.             Participation in this Offer.

You may exchange outstanding options granted to you by UTStarcom prior to July 15, 2006 under our 1997 Stock Plan with an exercise price greater than or equal to $6.00 per share for a lesser number of new options that will have an exercise price equal to the closing price on the day this offer expires, which is expected to be October 1, 2008.  The number of new options you receive depends upon the number and exercise price of the eligible options submitted for exchange, as described in Section 3 of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”).  Your new options will be subject to the terms and conditions, including the vesting schedule, described in Section 10 of the Offer to Exchange. Vesting on any date is subject to your continued service to UTStarcom or one of its subsidiaries through each relevant vesting date.  You will give up your rights to your current options that are exchanged for new options.

2.             Delivery of the Election Form.

To participate in this offer, you must deliver to UTStarcom a completed Election Form before 9:00 p.m., Pacific Time, on October 1, 2008 in one of the following ways:

•                  Submitting the on-line Election Form that follows these instructions; or

•                  Printing out an Election Form, completing it and delivering it to us via:

•                  E-mail to equity.information@utstar.com (attaching a PDF or similar imaged document file of your Election Form);

•                  Fax to +1.510.749.1189; or

•                  If you work in Hangzhou or Shenzhen, hand delivery to Human Resources to the attention of Nellie Zhang in Hangzhou or the attention of Linda Huang in Shenzhen.

Only Election Forms that are properly completed and actually received by the deadline will be accepted.  The delivery of the Election Form and any other required documents is at your risk.  Delivery will be deemed made only when actually received by UTStarcom.  In all cases, you should allow sufficient time to ensure timely delivery.  We intend to confirm the receipt of your Election Form by e-mail within two (2) U.S. business days.  If you have not received such an e-mail confirmation, it is your responsibility to ensure that your Election Form has been received.  Election forms submitted by any other means than those set forth above, including interoffice or U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted.

Our receipt of your Election Form is not by itself an acceptance of your options for exchange. For purposes of the offer, we will be deemed to have accepted options for exchange that are validly submitted and not properly withdrawn as of when we give oral or written notice to the option holders generally of our acceptance for exchange of such options, which notice may be made by press release, e-mail or other method of communication.

UTStarcom will not accept any alternative, conditional or contingent submission of options for exchange. Although it is our intent to send you an e-mail confirmation of receipt of this Election Form, by

1

completing and submitting this Election Form, you waive any right to receive any notice except as provided for in the Offer to Exchange. Any confirmation of receipt sent to you will merely be a notification that we have received your Election Form and will not mean that your options have been accepted for exchange.

3.             Selecting Eligible Options.

You may select which eligible options you wish to exchange on a grant by grant basis.  If you want to exchange options covered by a particular grant, you must submit for exchange all the options covered by that grant.   If you already have exercised a portion of an eligible option, your election will apply to the portion that remains outstanding and unexercised. However, if an eligible option is subject to a domestic relations order (or comparable legal document as the result of the end of a marriage), only the portion (and it must be the entire portion) beneficially owned by the eligible employee may be submitted for exchange.

4.             Changing Your Mind: Withdrawal and Later Elections.

You can later choose not to exchange some or all of the options you previously selected for exchange at any time before 9:00 p.m., Pacific Time, on October 1, 2008, or any later expiration date if UTStarcom extends the offer beyond that time.  In addition, although UTStarcom currently intends to accept your validly submitted options for exchange promptly after the expiration of the offer, if we have not accepted your options by 9:00 p.m., Pacific Time, on October 30, 2008, you may withdraw submitted options at any time thereafter.

To withdraw some or all of your options previously submitted for exchange you must properly submit a Withdrawal Form as specified in the instructions to the Withdrawal Form.  If you again change your mind and wish to exchange some or all of your eligible options, you must properly submit another Election Form before the expiration date. You will be bound by the last properly submitted Election Form or Withdrawal Form we receive prior to the expiration date.

5.             Completing this On-Line Election Form.

This on-line Election Form must be completed and submitted by the employee holding the options to be exchanged.  The employee must provide his or her name, which will serve as his or her signature.

If an Election Form is to be completed and submitted by a legal representative of the employee, the representative should submit an Election Form via e-mail, fax or hand delivery, along with proper evidence satisfactory to UTStarcom of the authority of that person to act in that capacity.

6.             Other Information on this On-Line Election Form.

You must provide all information requested on this on-line Election Form, including your legal name (if different than the name you use), department and e-mail address.

7.             Requests for Assistance or Copies.

Any questions and any requests for copies of the Offer to Exchange or other forms may be directed by e-mail to equity.information@utstar.com.  Copies will be furnished promptly at UTStarcom’s expense.

8.             Irregularities.

We will determine, in our discretion, whether options have been validly submitted for exchange in this offer, including the time of receipt of election and Withdrawal Forms.  Our determination will be final and binding on all parties.  We reserve the right to reject any Election Form that we determine is not in

2

appropriate form or any options submitted for exchange that we determine are unlawful to accept. We will accept for exchange all validly submitted options that are not subsequently and validly withdrawn.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any submission of any particular options or for any particular option holder, provided that if we grant any such waiver it will be granted with respect to all option holders and options submitted for exchange. No options will be deemed to have been properly submitted for exchange until all defects or irregularities have been cured by the employee or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the expiration of the offering period, subject only to an extension that we may grant in our discretion.

9.             Additional Documents to Read.

In addition to the documents making up this offer, you should be sure to read the other documents referenced in the Offer to Exchange before deciding to participate in this offer.

10.          Important Tax Information.

If you are subject to taxation in the United States, you should refer to Section 15 of the Offer to Exchange, which contains important tax information. If you are subject to taxation or social insurance contributions in China, Hong Kong, India, Japan or Korea, you should refer to Schedules C through G of the Offer to Exchange, as applicable, which contain important tax and social insurance information. We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

11.          Data Privacy Notice

To administer this offer, we must collect, use and transfer certain information regarding you and your eligible options, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in UTStarcom, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor. Further, we may have to pass that information on to third parties who are assisting with the offer. By submitting an Election Form or a Withdrawal Form, you explicitly and unambiguously agree to such collection, use and transfer, in electronic or other form, of your personal data by us and the third parties assisting us with the offer, for the exclusive purpose of implementing, administering, and managing your participation in this offer. By submitting an Election Form or a Withdrawal Form, you also acknowledge and agree that:

•	the parties receiving this data may be located outside of your country, and the recipient’s country may have different data privacy laws and protections than your country;

•	the data will be held only as long as necessary to implement, administer and manage the program;

•	you can request from us a list with the names and addresses of any potential recipients;

•	you can request additional information about how the data is stored and processed; and

•	you can request that the data be amended if it is incorrect.

If you are an option holder in certain foreign jurisdictions, you can withdraw your consent to the collection, use and transfer of your data by contacting us. However, if you withdraw your consent, it may affect your ability to participate in this offer. Please contact us if you have any questions.

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ON-LINE ELECTION FORM

MUST BE SUBMITTED BY 9:00 P.M., PACIFIC TIME, OCTOBER 1, 2008

Before submitting this Election Form, please make sure you have received, read and understand the documents that make up this offer, including: (1) the Offer to Exchange; (2) the letter from Peter Blackmore dated September 4, 2008; (3) this Election Form, including the preceding instructions; and (4) the Withdrawal Form.  The offer is subject to the terms of these documents and expires at 9:00 p.m., Pacific Time, on October 1, 2008, unless extended.

Your eligible options are identified in a listing sent separately to you at work (or, if you work in the U.S., by mail to your home address of record with the Company).  If you have not received a listing by September 9, 2008, contact us immediately by e-mail at equity.information@utstar.com.

Please check the appropriate box:

☐	Yes, I wish to participate in the offer as to ALL of my eligible options.

OR

☐	Yes, I wish to participate in the offer but only as to my eligible options listed below:

(please list):	Grant Number(s):	Grant Date(s):

BY PARTICIPATING, I AGREE TO ALL TERMS OF THE OFFER AS SET FORTH IN THE OFFER DOCUMENTS.

Employee Name:

Legal Name, if different:

Employee ID Number:

Date:

E-mail Address:

[SUBMIT BUTTON]

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Election Form and Instructions for Employees with Discount Options

UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

ELECTION FORM

Before submitting this Election Form, please make sure you have received, read and understand the documents that make up this offer, including: (1) the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”); (2) the letter from Peter Blackmore dated September 4, 2008; (3) this Election Form, including the instructions that follow; and (4) the Withdrawal Form.  The offer is subject to the terms of these documents and expires at 9:00 p.m., Pacific Time, on October 1, 2008, unless extended.

Your discount options and eligible options are identified in a listing sent separately by mail to your home address of record with the Company.  If you have not received a listing by September 9, 2008, contact us immediately by e-mail at equity.information@utstar.com.

Please check the appropriate boxes:

STEP 1:  Amending discount options to provide for an exercise price equal to fair market value as of the grant date:

☐	Yes, I agree to amend ALL of my discount options; or

☐	Yes, I agree to amend the discount options listed below:

Grant Number(s):	Grant Date(s):

(attach additional sheet(s) if necessary)

STEP 2:  Participating in the exchange of eligible options (which will include discount options only to the extent you have agreed to amend the discount options in Step 1 above):

☐	Yes, I wish to participate in the offer as to ALL of my eligible options; or

☐	Yes, I wish to participate in the offer but only as to my eligible options listed below:

Grant Number(s):	Grant Date(s):

(attach additional sheet(s) if necessary)

BY PARTICIPATING, I AGREE TO ALL TERMS OF THE OFFER AS SET FORTH IN THE OFFER DOCUMENTS.

Employee Signature	Date

Employee Name (please print)	Employee ID Number

Legal Name, if different (please print)	E-mail Address

THIS ELECTION FORM, WHETHER SUMBITTED ON-LINE OR BY E-MAIL,

FAX OR HAND DELIVERY, MUST BE RECEIVED NO LATER THAN

9:00 P.M., PACIFIC TIME, ON OCTOBER 1, 2008.

INTEROFFICE, U.S. MAIL OR OTHER POST, AND OVERNIGHT DELIVERY SERVICE (SUCH AS FEDERAL EXPRESS) ARE NOT PERMITTED.

UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ELECTION FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.             Amending Discount Options.

As indicated in the separate listing of your options mailed to you, certain options granted to you by UTStarcom have an exercise price that was lower than the fair market value of the shares covered by the options on the date of grant.  These options, called “discount” options, give rise to the potential adverse tax consequences described in Section 15 of the Offer to Exchange.  You can eliminate these potential adverse tax consequences if you agree in the Election Form to amend your options so that the exercise price of your discount options is increased to the price(s) indicated in the listing of your options.

The discount options that you agree to amend also may be exchanged for new options by participating in the exchange as described below.  In determining then number of new options you receive in the exchange, UTStarcom will use the original exercise price of your discount options, giving you no fewer new options than if the exchange were based on the amended exercise price.

2.             Participation in the Exchange.

You may exchange outstanding options (including discount options that you have agreed to amend) granted to you by UTStarcom prior to July 15, 2006 under our 1997 Stock Plan with an exercise price greater than or equal to $6.00 per share for a lesser number of new options that will have an exercise price equal to the closing price on the day this offer expires, which is expected to be October 1, 2008.  The number of new options you receive depends upon the number and original exercise price of the eligible options submitted for exchange, as described in Section 3 of the Offer to Exchange.  Your new options will be subject to the terms and conditions, including the vesting schedule, described in Section 10 of the Offer to Exchange. Vesting on any date is subject to your continued service to UTStarcom or one of its subsidiaries through each relevant vesting date.  You will give up your rights to your current options that are exchanged for new options.

3.             Delivery of the Election Form.

To amend your discount options and/or participate in the exchange, you must deliver to UTStarcom a properly completed Election Form before 9:00 p.m., Pacific Time, on October 1, 2008 in one of the following ways:

•                  Using the on-line Election Form for employees with discount options at http://intranet.utstar.com/Legal/Option_Program/; or

•                  Printing out an Election Form, completing it and delivering it to us via:

•                  E-mail to equity.information@utstar.com (attaching a PDF or similar imaged document file of your Election Form); or

•                  Fax to (510) 749-1189.

Only Election Forms that are properly completed and actually received by the deadline will be accepted.  The delivery of the Election Form and any other required documents is at your risk.  Delivery will be deemed made only when actually received by UTStarcom.  In all cases, you should allow sufficient time to ensure timely delivery.  We intend to confirm the receipt of your Election Form by e-mail within two (2) U.S. business days.  If you have not received such an e-mail confirmation, it is your responsibility to ensure that your Election Form has been received.  Election forms submitted by any other means than those set forth above, including interoffice or U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted.

Our receipt of your Election Form is not by itself an acceptance of your options for exchange. For purposes of the offer, we will be deemed to have accepted options for exchange that are validly submitted and not properly withdrawn as of when we give oral or written notice to the option holders generally of our acceptance for exchange of such options, which notice may be made by press release, e-mail or other method of communication.

UTStarcom will not accept any alternative, conditional or contingent submission of options for exchange. Although it is our intent to send you an e-mail confirmation of receipt of this Election Form, by completing and submitting this Election Form, you waive any right to receive any notice except as provided for in the Offer to Exchange. Any confirmation of receipt sent to you will merely be a notification that we have received your Election Form and will not mean that your options have been accepted for exchange.

4.             Selecting Options.

You may select which discount options you wish to amend and/or which eligible options you wish to exchange on a grant by grant basis.  If you want to amend and/or exchange options covered by a particular grant, you must agree to amend and/or submit for exchange all the options covered by that grant.   If you already have exercised a portion of an eligible option, your election will apply to the portion that remains outstanding and unexercised. However, if an eligible option is subject to a domestic relations order (or comparable legal document as the result of the end of a marriage), only the portion (and it must be the entire portion) beneficially owned by the eligible employee may be submitted for exchange.

5.             Changing Your Mind: Withdrawal and Later Elections.

You can later choose not to amend and/or exchange some or all of the options you previously selected for amendment and/or exchange at any time before 9:00 p.m., Pacific Time, on October 1, 2008, or any later expiration date if UTStarcom extends the offer beyond that time.  In addition, although UTStarcom currently intends to accept your validly submitted options for amendment and/or exchange promptly after the expiration of the offer, if we have not accepted your options by 9:00 p.m., Pacific Time, on October 30, 2008, you may withdraw submitted options at any time thereafter.

To withdraw some or all of your options previously submitted for amendment and/or exchange you must properly submit a Withdrawal Form as specified in the instructions to the Withdrawal Form.  If you again change your mind and wish to amend and/or exchange some or all of your options, you must properly submit another Election Form before the expiration date. You will be bound by the last properly submitted Election Form or Withdrawal Form we receive prior to the expiration date.

6.             Signatures on this Election Form.

Election forms submitted via e-mail, fax or hand delivery must be signed by the employee holding the options or another person with the legal authority to act on behalf of the employee.  If this Election Form is signed by the employee, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this Election Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to UTStarcom of the authority of that person to act in that capacity must be submitted with this Election Form.

7.             Other Information on this Election Form.

In addition to signing this Election Form, you must print your name, legal name (if different than the name you use), date, department in which you work and your current e-mail address.

8.             Requests for Assistance or Copies.

Any questions and any requests for copies of the Offer to Exchange or other forms may be directed by e-mail to equity.information@utstar.com. Copies will be furnished promptly at UTStarcom’s expense.

9.             Irregularities.

We will determine, in our discretion, whether options have been validly submitted for amendment and/or exchange in this offer, including the time of receipt of election and Withdrawal Forms.  Our determination will be final and binding on all parties.  We reserve the right to reject any Election Form that we determine is not in appropriate form or any options submitted for amendment and/or exchange that we determine are unlawful to accept. We will accept for amendment and/or exchange all validly submitted options that are not subsequently and validly withdrawn.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any submission of any particular options or for any particular option holder, provided that if we grant any such waiver it will be granted with respect to all option holders and options submitted for amendment and/or exchange. No options will be deemed to have been properly submitted for amendment and/or exchange until all defects or irregularities have been cured by the employee or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the expiration of the offering period, subject only to an extension that we may grant in our discretion.

10.          Additional Documents to Read.

In addition to the documents making up this offer, you should be sure to read the other documents referenced in the Offer to Exchange before deciding to participate in this offer.

11.          Important Tax Information.

If you are subject to taxation in the United States, you should refer to Section 15 of the Offer to Exchange, which contains important tax information. If you are subject to taxation or social insurance contributions in China, Hong Kong, India, Japan or Korea, you should refer to Schedules C through G of the Offer to Exchange, as applicable, which contain important tax and social insurance information. We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

12.          Data Privacy Notice

To administer this offer, we must collect, use and transfer certain information regarding you and your eligible options, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in UTStarcom, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor. Further, we may have to pass that information on to third parties who are assisting with the offer. By submitting an Election Form or a

Withdrawal Form, you explicitly and unambiguously agree to such collection, use and transfer, in electronic or other form, of your personal data by us and the third parties assisting us with the offer, for the exclusive purpose of implementing, administering, and managing your participation in this offer. By submitting an Election Form or a Withdrawal Form, you also acknowledge and agree that:

•	the parties receiving this data may be located outside of your country, and the recipient’s country may have different data privacy laws and protections than your country;

•	the data will be held only as long as necessary to implement, administer and manage the program;

•	you can request from us a list with the names and addresses of any potential recipients;

•	you can request additional information about how the data is stored and processed; and

•	you can request that the data be amended if it is incorrect.

 If you are an option holder in certain foreign jurisdictions, you can withdraw your consent to the collection, use and transfer of your data by contacting us. However, if you withdraw your consent, it may affect your ability to participate in this offer. Please contact us if you have any questions.

 On-line Election Form and Instructions for Employees with Discount Options

UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ON-LINE ELECTION FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.             Amending Discount Options.

As indicated in the separate listing of your options mailed to you, certain options granted to you by UTStarcom have an exercise price that was lower than the fair market value of the shares covered by the options on the date of grant.  These options, called “discount” options, give rise to the potential adverse tax consequences described in Section 15 of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”).  You can eliminate these potential adverse tax consequences if you agree in the Election Form to amend your options so that the exercise price of your discount options is increased to the price(s) indicated in the listing of your options.

The discount options that you agree to amend also may be exchanged for new options by participating in the exchange as described below.  In determining then number of new options you receive in the exchange, UTStarcom will use the original exercise price of your discount options, giving you no fewer new options than if the exchange were based on the amended exercise price.

2.             Participation in the Exchange.

You may exchange outstanding options (including discount options that you have agreed to amend) granted to you by UTStarcom prior to July 15, 2006 under our 1997 Stock Plan with an exercise price greater than or equal to $6.00 per share for a lesser number of new options that will have an exercise price equal to the closing price on the day this offer expires, which is expected to be October 1, 2008.  The number of new options you receive depends upon the number and original exercise price of the eligible options submitted for exchange, as described in Section 3 of the Offer to Exchange.  Your new options will be subject to the terms and conditions, including the vesting schedule, described in Section 10 of the Offer to Exchange. Vesting on any date is subject to your continued service to UTStarcom or one of its subsidiaries through each relevant vesting date.  You will give up your rights to your current options that are exchanged for new options.

2.             Delivery of the Election Form.

To amend your discount options and/or participate in the exchange, you must deliver to UTStarcom a completed Election Form before 9:00 p.m., Pacific Time, on October 1, 2008 in one of the following ways:

•                  Using the on-line Election Form for employees with discount options at http://intranet.utstar.com/Legal/Option_Program/; or

•                  Printing out an Election Form, completing it and delivering it to us via:

•                  E-mail to equity.information@utstar.com (attaching a PDF or similar imaged document file of your Election Form); or

•                  Fax to (510) 749-1189.

Only Election Forms that are properly completed and actually received by the deadline will be accepted.  The delivery of the Election Form and any other required documents is at your risk.  Delivery will be deemed made only when actually received by UTStarcom.  In all cases, you should allow sufficient time to ensure timely delivery.  We intend to confirm the receipt of your Election Form by e-mail

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within two (2) U.S. business days.  If you have not received such an e-mail confirmation, it is your responsibility to ensure that your Election Form has been received.  Election forms submitted by any other means than those set forth above, including interoffice or U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted.

Our receipt of your Election Form is not by itself an acceptance of your options for exchange. For purposes of the offer, we will be deemed to have accepted options for exchange that are validly submitted and not properly withdrawn as of when we give oral or written notice to the option holders generally of our acceptance for exchange of such options, which notice may be made by press release, e-mail or other method of communication.

UTStarcom will not accept any alternative, conditional or contingent submission of options for exchange. Although it is our intent to send you an e-mail confirmation of receipt of this Election Form, by completing and submitting this Election Form, you waive any right to receive any notice except as provided for in the Offer to Exchange. Any confirmation of receipt sent to you will merely be a notification that we have received your Election Form and will not mean that your options have been accepted for exchange.

4.             Selecting Options.

You may select which discount options you wish to amend and/or which eligible options you wish to exchange on a grant by grant basis.  If you want to amend and/or exchange options covered by a particular grant, you must agree to amend and/or submit for exchange all the options covered by that grant.   If you already have exercised a portion of an eligible option, your election will apply to the portion that remains outstanding and unexercised. However, if an eligible option is subject to a domestic relations order (or comparable legal document as the result of the end of a marriage), only the portion (and it must be the entire portion) beneficially owned by the eligible employee may be submitted for exchange.

5.             Changing Your Mind: Withdrawal and Later Elections.

You can later choose not to amend and/or exchange some or all of the options you previously selected for amendment and/or exchange at any time before 9:00 p.m., Pacific Time, on October 1, 2008, or any later expiration date if UTStarcom extends the offer beyond that time.  In addition, although UTStarcom currently intends to accept your validly submitted options for amendment and/or exchange promptly after the expiration of the offer, if we have not accepted your options by 9:00 p.m., Pacific Time, on October 30, 2008, you may withdraw submitted options at any time thereafter.

To withdraw some or all of your options previously submitted for amendment and/or exchange you must properly submit a Withdrawal Form as specified in the instructions to the Withdrawal Form.  If you again change your mind and wish to amend and/or exchange some or all of your options, you must properly submit another Election Form before the expiration date. You will be bound by the last properly submitted Election Form or Withdrawal Form we receive prior to the expiration date.

6.             Completing this On-Line Election Form.

This on-line Election Form must be completed and submitted by the employee holding the options to be exchanged.  The employee must provide his or her name, which will serve as his or her signature.

If an Election Form is to be completed and submitted by a legal representative of the employee, the representative should submit an Election Form via e-mail, fax or hand delivery, along with proper evidence satisfactory to UTStarcom of the authority of that person to act in that capacity.

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6.             Other Information on this On-Line Election Form.

You must provide all information requested on this on-line Election Form, including your legal name (if different than the name you use), department and e-mail address.

7.             Requests for Assistance or Copies.

Any questions and any requests for copies of the Offer to Exchange or other forms may be directed by e-mail to equity.information@utstar.com. Copies will be furnished promptly at UTStarcom’s expense.

8.             Irregularities.

We will determine, in our discretion, whether options have been validly submitted for amendment and/or exchange in this offer, including the time of receipt of election and Withdrawal Forms.  Our determination will be final and binding on all parties.  We reserve the right to reject any Election Form that we determine is not in appropriate form or any options submitted for amendment and/or exchange that we determine are unlawful to accept. We will accept for amendment and/or exchange all validly submitted options that are not subsequently and validly withdrawn.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any submission of any particular options or for any particular option holder, provided that if we grant any such waiver it will be granted with respect to all option holders and options submitted for amendment and/or exchange. No options will be deemed to have been properly submitted for amendment and/or exchange until all defects or irregularities have been cured by the employee or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the expiration of the offering period, subject only to an extension that we may grant in our discretion.

9.             Additional Documents to Read.

In addition to the documents making up this offer, you should be sure to read the other documents referenced in the Offer to Exchange before deciding to participate in this offer.

10.          Important Tax Information.

If you are subject to taxation in the United States, you should refer to Section 15 of the Offer to Exchange, which contains important tax information. If you are subject to taxation or social insurance contributions in China, Hong Kong, India, Japan or Korea, you should refer to Schedules C through G of the Offer to Exchange, as applicable, which contain important tax and social insurance information. We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

11.          Data Privacy Notice

To administer this offer, we must collect, use and transfer certain information regarding you and your eligible options, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in UTStarcom, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor. Further, we may have to pass that information on to third parties who are assisting with the offer. By submitting an Election Form or a Withdrawal Form, you explicitly and unambiguously agree to such collection, use and transfer, in electronic or other form, of your personal data by us and the third parties assisting us with the offer, for the

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exclusive purpose of implementing, administering, and managing your participation in this offer. By submitting an Election Form or a Withdrawal Form, you also acknowledge and agree that:

•	the parties receiving this data may be located outside of your country, and the recipient’s country may have different data privacy laws and protections than your country;

•	the data will be held only as long as necessary to implement, administer and manage the program;

•	you can request from us a list with the names and addresses of any potential recipients;

•	you can request additional information about how the data is stored and processed; and

•	you can request that the data be amended if it is incorrect.

If you are an option holder in certain foreign jurisdictions, you can withdraw your consent to the collection, use and transfer of your data by contacting us. However, if you withdraw your consent, it may affect your ability to participate in this offer. Please contact us if you have any questions.

ON-LINE ELECTION FORM

MUST BE SUBMITTED BY 9:00 P.M., PACIFIC TIME, OCTOBER 1, 2008

Before submitting this Election Form, please make sure you have received, read and understand the documents that make up this offer, including: (1) the Offer to Exchange; (2) the letter from Peter Blackmore dated September 4, 2008; (3) this Election Form, including the preceding instructions; and (4) the Withdrawal Form.  The offer is subject to the terms of these documents and expires at 9:00 p.m., Pacific Time, on October 1, 2008, unless extended.

Your eligible options are identified in a listing sent separately by mail to your home address of record with the Company.  If you have not received a listing by September 9, 2008, contact us immediately by e-mail at equity.information@utstar.com.

Please check the appropriate boxes:

STEP 1:  Amending discount options to provide for an exercise price equal to fair market value as of the grant date:

☐	Yes, I agree to amend ALL of my discount options; or

☐	Yes, I agree to amend the discount options listed below:

Grant Number(s):	Grant Date(s):

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STEP 2:  Participating in the exchange of eligible options (which will include discount options only to the extent you have agreed to amend the discount options in Step 1 above):

☐	Yes, I wish to participate in the offer as to ALL of my eligible options; or

☐	Yes, I wish to participate in the offer but only as to my eligible options listed below:

Grant Number(s):	Grant Date(s):

BY PARTICIPATING, I AGREE TO ALL TERMS OF THE OFFER AS SET FORTH IN THE OFFER DOCUMENTS.

Employee Name:

Legal Name, if different:

Employee ID Number:

Date:

E-mail Address:

[SUBMIT BUTTON]

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